SECURITIES PURCHASE AGREEMENT
(Signature Page)

American Petro-Hunter Inc.
Pacific Centre, Suite 3000, P.O. Box 10024
700 West Georgia Street, Vancouver, BC
Canada V7Y 1A1

Ladies & Gentlemen:

The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement, including the Terms and Conditions set forth in Annex I (the "Terms and Conditions"), the Risk Factors set forth in Annex II (the "Risk Factors"), and exhibits, which are all attached hereto and incorporated herein by reference as if fully set forth herein (the “Agreement”), is made as of the date set forth below between American Petro-Hunter Inc., a Nevada corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 800,000 Units of the Company securities to certain investors in a private placement (the “Offering”). Each Unit consists of 1 share of common stock of the Company, par value $0.001 per share of the Company (the "Shares") and warrants in the form attached hereto as Exhibit B (the “Warrants”) exercisable to purchase 1 share of common stock of the Company at an exercise price of $0.15 per share and in accordance with the terms set forth in the Warrants.

3. Pursuant to the Terms and Conditions, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _____________ Units, for a purchase price of $0.05 per Unit, for an aggregate purchase price of $____________, consisting of _____________ Shares and _________ Warrants to purchase shares of common stock of the Company. Unless otherwise requested by the Investor, certificates representing the Common Stock purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

__________________________________________________________________________________________________________________________________________

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, you acknowledge that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

Date: ______, 2007	Investor: _________________________________
__________________	By: _________________________________
________	Print Name:_________________________________
________	Title:_________________________________
Address: _________________________________ ________________________________________
Tax ID No.: _________________________________
Contact name: _________________________________
Telephone: _________________________________

AGREED AND ACCEPTED:
AMERICAN PETRO-HUNTER INC.

By:

Patrick McGowan, President

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

Investment in the Company involves a high degree of risk. Each Investor should carefully consider the risk factors set forth in Annex II in addition to the other information set forth in this Annex I before purchasing shares of the Company's Common Stock.

1. Authorization and Sale of the Shares. Subject to these Terms and Conditions, the Company has authorized the sale of up to 800,000 units of the Company securities to certain investors in a private placement (the “Offering”). Each unit consists of 1 share of common stock of the Company, par value $0.001 per share of the Company (the “Shares”), and warrants (the “Warrants”) exercisable to purchase 1 share of common stock of the Company at an exercise price of $0.15 per share and in accordance with the terms set forth in the Warrants (“Shares” and “Warrant,” collectively, a “Unit”). The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Units.

2.1At each Closing (as defined in Section 3 of this Annex I), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units, if applicable, set forth in Section 3 of the Signature Page to the Securities Purchase Agreement at the purchase price set forth thereon.

2.2The Company may enter into the same form of Securities Purchase Agreement ("Agreements"), including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Units to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors.”

3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at the offices of the Company’s counsel upon receipt of cleared funds and fully executed documents for the purchase of the Units on each date set by the Company, provided that a closing shall occur no later than March 31, 2007, which date may be extended by the Company at the sole discretion of the Company for a period of thirty (30) days. Within seven (7) days after each Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares and a Warrant representing the number of shares of common stock as set forth in Section 3 of the Signature Page to the Securities Purchase Agreement, each such certificate, certificates or warrant to be registered in the name of the Investor, as set forth in Section 3 of the Signature Page to the Securities Purchase Agreement.

The Company’s obligation to issue the Shares and Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Units being purchased hereunder as set forth in Section 3 of Signature Page to the Securities Purchase Agreement; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Units shall be subject to the following conditions, any one or more of which may be waived by the Investor: (1) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects and (2) the Investor shall have received such documents as such Investor shall reasonably have requested in connection with its due diligence.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently contemplated and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2  Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreement of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Units. The Shares and the shares of Common Stock of the Company issuable upon exercise of the Warrants (the “Warrant Shares”) being purchased by the Investor hereunder will, upon issuance and payment therefore pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.

4.3 Non-Contravention. The execution and delivery of the Agreement, the issuance and sale of the Units under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject.

4.4 Capitalization. As of November 9, 2006 there were 8,265,019 shares of the Company's common stock issued and outstanding. The Company has no other securities outstanding and the Company has not issued any capital stock since that date. Except as set forth herein or contemplated by documents filed by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof (the Exchange Act Documents), there are no other outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in the Exchange Act Documents.

4.6 No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Units; (ii) ) the Investor has carefully read and fully understands the risks involved with an investment in the Company including, without limitation, the risks identified on Annex II, attached hereto, (iii) the Investor is acquiring the number of Units set forth in Section 3 of the Signature Page to the Securities Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Units or any arrangement or understanding with any other persons regarding the distribution of such Units; (iv) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (v) all of the representations made by the Investor are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (vi) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vii) the Investor has, in connection with its decision to purchase the number of Units set forth in Section 3 of the Signature Page to the Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Units, Shares and Warrant Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the Investor.

5.2 The Investor acknowledges that it has had access to the Exchange Act Documents and has carefully reviewed the same. The Investor further acknowledges that the Company has made available to it the opportunity to ask questions of and receive answers from the Company's officers and directors concerning the terms and conditions of this Agreement and the business and financial condition of the Company, and the Investor has received to its satisfaction, such information about the business and financial condition of the Company and the terms and conditions of the Agreement as it has requested. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Units, and fully understands that the Units are speculative investments, which involve a high degree of risk of loss of the Investor’s entire investment. Among others, the undersigned has carefully considered each of the risks identified under the caption “Risk Factors” in the Exchange Act Documents and Annex II.

5.3 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issuance of the Units, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Units, Shares, Warrants or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.4 The Investor hereby covenants with the Company not to make any sale of the Units, Shares, Warrants or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 6.2(c). The undersigned is aware that, in such event, the Shares and Warrant Shares will not be subject to ready liquidation, and that any Shares and Warrant Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the Investor to investments, which are not readily marketable, is not excessive in view of the Investor’s net worth and financial circumstances, and any purchase of the Units will not cause such commitment to become excessive. The Investor is able to bear the economic risk of an investment in the Units.

5.5 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

5.6 Investor will not use any of the restricted Shares or Warrant Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors, as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

6. Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

6.1	Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare within ninety (90) days and file with the SEC a registration statement on Form SB-2 (the “Registration Statement”) to enable the resale of the Shares and Warrant Shares by the Investors from time to time;

(b) use its commercially reasonable efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to cause the Registration Statement to become effective within 90 days after the Registration Statement is filed by the Company such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

(c) use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares and Warrant Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrant Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares and Warrant Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or exemption from registration;

(d) furnish to the Investor with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 6.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares and Warrant Shares pursuant to the Registration Statement; and

(g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

Notwithstanding anything to the contrary herein, the Company shall only be obligated to register the Shares and Warrant Shares on the Registration Statement. In no event at any time before the Registration Statement becomes effective with respect to the Shares and Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

6.2 Transfer of Shares and Warrant Shares after Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Shares or Warrant Shares or its right to purchase the Shares or Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 6.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares or Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 30 business days after the delivery of a Suspension Notice to the Investor.

(d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Investor shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors of the Company, upon the written opinion of counsel, the sale of Shares or Warrant Shares under the Registration Statement in reliance on this paragraph 6.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell Shares or Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares and confirms that a current Prospectus is on file with the SEC.

(f) In the event of a sale of Shares or Warrant Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares or Warrant Shares may be properly transferred.

6.3 Indemnification.

(a) The Company agrees to indemnify and hold harmless the Investor from and against any losses, claims, damages or liabilities to which such Investor may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any material breach of the representations or warranties of the Company contained herein or material failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Investor for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor specifically for use in preparation of the Registration Statement or the failure of such Investor to comply with its covenants and agreements contained in Section 6.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor. The Company shall reimburse each Investor for the amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any material breach of the representations or warranties of the Investor contained herein or failure to comply with the covenants and agreements of the Company contained herein, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company for the amounts provided for herein on demand as such expenses are incurred.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Investors.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 6.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6.3 and further agree not to attempt to assert any such defense.

(f) For the purpose of this Section 6.3:

(i) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1; and

(ii) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares and Warrant Shares when such Shares and Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares and Warrant Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.5 Information Available. A copy of the Company Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Information Statements are available on the SEC's website at www.sec.gov (the "SEC Filings").

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

American Petro-Hunter Inc.
Pacific Centre, Suite 3000, P.O. Box 10024
700 West Georgia Street, Vancouver, BC
Canada V7Y 1A1
Attn: Mr. Patrick McGowan, President
Fax: (604) 301-9546

(b) with a copy to:

Bullivant Houser Bailey PC
1415 L Street, Suite 1000, Sacramento CA 95814
Attn: Mark C Lee
Phone: (916) 930-2500
Fax: (916) 930-2501

(c) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares and Warrant Shares purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Shares or Warrant Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

14. Confidential Information. The Investor represents to the Company that, at all times during the Company’s offering of the Units, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information and shall not use such information for any purpose other than to evaluate the purchase of the Units until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

ANNEX II

RISK FACTORS

You should carefully consider the risks we describe below before deciding to invest in the Units. Our business and financial condition could be affected materially and adversely by any of the risks discussed below and any others not foreseen. This discussion contains forward-looking statements.

We are subject to complex laws and regulations relating to environmental protection that can adversely affect the cost, manner and feasibility of doing business. Oil and gas operations and properties are subject to numerous federal, state and local laws and regulations relating to environmental protection from the time oil and gas projects commence until abandonment. These laws and regulations govern, among other things:

•	the amounts and types of substances and materials that may be released into the environment;

•	the issuance of permits in connection with exploration, drilling and production activities;

•	the release of emissions into the atmosphere;

•	the discharge and disposition of generated waste materials;

•	offshore oil and gas operations;

•	the reclamation and abandonment of wells and facility sites; and

•	the remediation of contaminated sites.

In addition, these laws and regulations may impose substantial liabilities for our failure to comply with them or for any contamination resulting from our operations. Although we believe that our operations generally comply with applicable laws and regulations, failure to comply could result in the suspension or termination of our operations and subject us to administrative, civil and criminal penalties. Further, these laws and regulations could change in ways that substantially increase our costs. Any of these liabilities, penalties, suspensions, terminations or regulatory changes could make it more expensive for us to conduct our business or cause us to limit or curtail some of our operations.

We may not be insured against all of the operating risks to which our business is exposed. Our business is subject to all of the operating risks normally associated with the exploration for and production of oil and gas, including blowouts, cratering and fire, any of which could result in damage to, or destruction of, oil and gas wells or formations or production facilities and other property and injury to persons. As protection against financial loss resulting from these operating hazards, we maintain insurance coverage. However, we are not fully insured against all risks in all aspects of our business, such as political risk, business interruption risk and risk of major terrorist attacks. The occurrence of a significant event against which we are not fully insured could have a material adverse effect on our financial position.

Our drilling activities may not be productive. Drilling for oil and gas involves numerous risks, including the risk that we will not encounter commercially productive oil or gas reservoirs. The costs of drilling, completing and operating wells are often uncertain, and drilling operations may be curtailed, delayed or canceled as a result of a variety of factors, including:

•	unexpected drilling conditions;

•	pressure or irregularities in formations;

•	equipment failures or accidents;

•	fires, explosions, blow-outs and surface cratering;

•	marine risks such as capsizing, collisions and hurricanes;

•	other adverse weather conditions; and

•	shortages or delays in the delivery of equipment.

Certain of our future drilling activities may not be successful and, if unsuccessful, this failure could have an adverse effect on our future results of operations and financial condition. While all drilling, whether developmental or exploratory, involves these risks, exploratory drilling involves greater risks of dry holes or failure to find commercial quantities of hydrocarbons.

Repercussions from terrorist activities or armed conflict could harm our business. Terrorist activities, anti-terrorist efforts and other armed conflict involving the United States or its interests abroad may adversely affect the United States and global economies and could prevent us from meeting our financial and other obligations. If events of this nature occur and persist, the attendant political instability and societal disruption could reduce overall demand for oil and natural gas, potentially putting downward pressure on prevailing oil and natural gas prices and causing a reduction in our revenues. Oil and natural gas production facilities, transportation systems and storage facilities could be direct targets of terrorist attacks, and our operations could be adversely impacted if infrastructure integral to our operations is destroyed or damaged by such an attack. Costs for insurance and other security may increase as a result of these threats, and some insurance coverage may become more difficult to obtain, if available at all.

       The loss of key members of our management team, or difficulty attracting and retaining experienced technical personnel, could reduce our competitiveness and prospects for future success. The successful implementation of our strategies and handling of other issues integral to our future success will depend, in part, on our experienced management team. The loss of key members of our management team could have an adverse effect on our business. We do not carry key man insurance. Our exploratory drilling success and the success of other activities integral to our operations will depend, in part, on our ability to attract and retain experienced explorationists, engineers and other professionals. Competition for such professionals is extremely intense. If we cannot retain our technical personnel or attract additional experienced technical personnel, our ability to compete could be harmed.

Competition in the oil and natural gas industry is intense, and some of our competitors have greater financial, technological and other resources than we have. We operate in the highly competitive areas of oil and natural gas acquisition, development, exploitation, exploration and production. The oil and natural gas industry is characterized by rapid and significant technological advancements and introductions of new products and services using new technologies. We face intense competition from independent, technology-driven companies as well as from both major and other independent oil and natural gas companies in each of the following areas:

•	seeking to acquire desirable producing properties or new leases for future exploration;

•	marketing our oil and natural gas production;

•	integrating new technologies; and

•	seeking to acquire the equipment and expertise necessary to develop and operate our properties.

Some of our competitors have financial, technological and other resources substantially greater than ours, and some of them are fully integrated oil companies. These companies may be able to pay more for development prospects and productive oil and natural gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. Further, these companies may enjoy technological advantages and may be able to implement new technologies more rapidly than we can. Our ability to acquire, develop and exploit oil and natural gas properties will depend upon our ability to successfully conduct operations, implement advanced technologies, evaluate and select suitable properties and consummate transactions in this highly competitive environment.

We may need additional capital to achieve the objectives of our current business strategy. There is no assurance that we will obtain the additional capital required to successfully complete our business plan. Our inability to obtain such financing may have such a material adverse effect on our business or prospects, any of which could jeopardize an investment in our securities.

We have made no representations or recommendations to the Investor concerning whether the purchase of the Units is a suitable investment for the Investor. The Investor has the sole responsibility for determining whether this investment is suitable for the Investor. We are not responsible to the Investor for making any such determination.

The offer and sale of the Units are not underwritten by or being offered through investment bankers or underwriters. There has not been an independent review of matters covered in the Securities Purchase Agreement by any such professionals or other professionals. The Investor must rely solely upon their own investigation and analysis of the risks in making this investment decision.

Following this Offering and subsequent registration for resale, a significant number of shares of our common stock will become available for sale and their sale could depress our common stock price. Further, no assurances can be given that we will not issue additional securities which will have the effect of diluting the equity interest of Investor. Moreover, sales of a substantial number of shares of our common stock in the public market after the transaction contemplated by the Securities Purchase Agreement could adversely affect the market price of our common stock and make it more difficult for us to sell shares of our common stock at times and prices that we determine to be appropriate.

There is a limited public market for our common stock, and trading prices of our common stock may be volatile. Our common stock is currently traded on the Nasdaq OTC Bulletin Board and trading volume has been low. We can give no assurance that an active trading market for our common stock will develop, or if one develops, that trading will continue.

The price of the Shares and Warrant Shares has been determined by the board of directors after considering the amount of capital to be raised, similar transactions and the risk factors set forth herein, and does not directly correlate to market price, our operations or other financial information. No assurances can be given that in the future we will not offer equity or debt instruments with purchase prices or conversion rates similar or less than the price of the Shares or Warrant Shares contained herein.

We may be subject to Penny Stock Rules. SEC rules require a broker-dealer to provide certain information to purchasers of securities traded at less than $5.00, which are not traded on a national securities exchange or quoted on the Nasdaq Stock Market. Since the Nasdaq OTC Bulletin Board is not considered an "exchange," if the trading price of our common stock remains less than $5.00 per share, our common stock will be considered a "penny stock," and trading in our common stock will be subject to the requirements of Rules 15g-9015g-9 under the Securities Exchange Act of 1934 (the "Penny Stock Rules"). The Penny Stock Rules require a broker-dealer to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also give bid and offer quotations and broker and salesperson compensation information to the prospective investor orally or in writing before or with the confirmation of the transaction. In addition, the Penny Stock Rules require a broker-dealer to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction before a transaction in a penny stock. These requirements may severely limit the liquidity of securities in the secondary market because few broker-dealers may be likely to undertake these compliance activities. Therefore, unless an exemption is available from the Penny Stock Rules, the disclosure requirements under the Penny Stock Rules may have the effect of reducing trading activity in our common stock, which may make it more difficult for investors to sell.

The Shares and Warrant Shares are not and will not be registered under the Securities Act of 1933 (the "Securities Act") nor under any state securities laws by reason of specific exemptions under the provisions of the Securities Act and applicable state securities laws. The Shares and Warrant Shares are, and will be, deemed "restricted Shares" and may not be sold, transferred or otherwise disposed of without an effective registration statement under the Securities Act or an exemption therefrom.

We have never paid any cash dividends on our common stock and may not pay cash dividends in the future. Instead, we intend to apply earnings to the expansion, development and growth of our business. Thus, the liquidity of your investment is dependent upon your ability to sell stock at an acceptable price. The price may go down as well as up and may limit your ability to realize any value from your investment, including the initial purchase price.

EXHIBIT A

CERTIFICATE OF SUBSEQUENT SALE

Attn: Legal Department
[Address of Transfer Agent]

RE:	Sale of Shares to subscribe for Share of Common Stock of American Petro-Hunter Inc. (the “Company”) pursuant to the Company’s Prospectus dated _____________, ____ (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.
Selling Stockholder (the beneficial owner):__________________________________________
Record Holder (e.g., if held in name of nominee): ______________________________________
Restricted Stock Certificate No.(s):______________________________________________________
Number of Shares Sold:______________________________________________________
Date of Sale:______________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,
Dated:	By:

Print Name:

Title:

cc: Patrick McGowan, Company's President and Director

EXHIBIT B

FORM OF WARRANT

Warrant No. __
Warrant to Purchase a Maximum of
_____________ Shares of Common Stock of
American Petro-Hunter Inc.

(Void after _________)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

RECITALS:

WHEREAS, American Petro-Hunter Inc., a Nevada corporation (the "Company") and ____________ (“Holder”) have entered into that certain Securities Purchase Agreement, dated of even date herewith (the "Agreement"); and

WHEREAS, the Company has agreed to grant to Holder, this Warrant to purchase shares of the Company's common stock in connection with the execution and delivery of the Securities Purchase Agreement;

NOW, THEREFORE, the Company hereby grants the Holder the rights set forth herein.

This certifies that the Holder, or assigns, for value received, will be entitled to purchase from the Company, subject to the terms set forth below, a maximum of _________ fully paid and nonassessable shares (subject to adjustment as provided herein) of the Company’s Common Stock (the “Warrant Shares”) for cash at a price of $0.15 per share (the “Exercise Price”) (subject to adjustment as provided herein) at any time or from time to time up to and including 5:00 p.m. (Eastern Time) (subject to Section 1 below) on ________, ____, such day being referred to herein as the “Expiration Date,” upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash, wire transfer or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant. This Warrant is issued subject to the following terms and conditions:

1.
Exercise, Issuance of Certificates, Reduction in Number of Warrant Shares. This Warrant is exercisable at the option of the Holder of record hereof on or prior to the Expiration Date, at any time or from time to time, for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder, as that number may be adjusted pursuant to Section 3 of this Warrant. The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered, and payment made for such Warrant Shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company’s expense as soon as practicable after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver to the Holder hereof within a reasonable time a new Warrant of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase. Each stock certificate so delivered shall be registered in the name of such Holder.

2.
Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all Warrant Shares, will, upon issuance and, if applicable, payment of the applicable Exercise Price, be duly authorized, validly issued, fully paid and nonassessable, and free of all preemptive rights, liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be sufficient therefor.

3.
Adjustment of Exercise Price and Number of Shares. The Exercise Price and the total number of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

3.1.
Subdivision or Combination of Stock. In case the Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such split or subdivision shall be proportionately reduced and the number of Warrant Shares issuable hereunder proportionately increased, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable hereunder proportionately decreased.

3.2.
Reclassification. If any reclassification of the capital stock of the Company or any reorganization, consolidation, merger, or any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all, of the business and/or assets of the Company (the “Reclassification Events”) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such Reclassification Event lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities, or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any Reclassification Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares), shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

3.3.
Notice of Adjustment. Upon any adjustment of the Exercise Price or any increase or decrease in the number of Warrant Shares, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be prepared and signed by the Company’s Chief Financial Officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.
No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent to receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

5.	Compliance with Securities Act: Transferability of Warrant, Disposition of Shares of Common Stock.

5.1.
Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that it will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws. This Warrant and all Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

5.2.
Access to Information; Pre-Existing Relationship. Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Holder has had access to such financial and other information as is necessary in order for Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Holder has had access. Holder further represents and warrants that the Holder has either (i) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable the Holder to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (ii) such business or financial expertise as to be able to protect the Holder’s own interests in connection with the purchase of the Warrant Shares.

5.3.
Warrant Not Transferable. This Warrant and all rights hereunder are not transferable without the prior written consent of the Company, which consent shall not be unreasonably withheld, except that this Warrant and all rights hereunder may be transferred to an affiliate of the Holder, in whole or in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer.

5.4.
Disposition of Warrant Shares and Common Stock. With respect to any offer, sale, or other disposition of the Warrant or any Warrant Shares, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Warrant or Warrant Shares, as the case may be, and indicating whether or not under the Act certificates for such Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of such Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph 5.4 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Notwithstanding the foregoing, such Warrant or Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

6.
Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

7.
Notices. Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered by hand or messenger or shall be sent by certified mail, postage prepaid, or by overnight courier to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other. Each such notice or other communication shall be treated as effective or having been given (i) when delivered if delivered personally, (ii) if sent by registered or certified mail, at the earlier of its receipt or three business days after the same has been registered or certified as aforesaid, or (iii) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service.

8.	Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada.

9.
Lost or Stolen Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

10.
Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction (calculated to the nearest 1/100th of a share) multiplied by the then effective Exercise Price on the date the Form of Subscription is received by the Company.

11.
Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of this __th day of ____, 2007.

American Petro-Hunter Inc. a Nevada corporation

By:

Name: Patrick McGowan
Title: President

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: American Petro-Hunter Inc.

The undersigned, the holder of the attached Common Stock Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1)                shares of Common Stock of American Petro-Hunter Inc. (the “Company”) and herewith makes payment of $_________ therefor.

The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof. The undersigned further represents and confirms that the representations and warranties of the Holder set forth in Section 5.2 of the attached Common Stock Warrant are true and correct as of the date hereof. The undersigned requests that certificates for such shares be issued in the name of, and delivered to: _______________
whose address is: ___________________________________________________________________________.

DATED:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)
Name: ______________________________ Title: ______________________________

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